EXHIBIT 99.1

                              ARMS II Global Fund I

         Bondholders Report Related to the March 10, 2004 Distribution
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Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO MARCH 10, 2004 DISTRIBUTION
Trust Deed
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

               REPORTING DATES

               Cut-Off Date                                                                                      February 27, 2004
               Determination Date                                                                                    March 8, 2004
               Payment Date                                                                                         March 10, 2004
               Start Interest Period                                                                             December 10, 2003
               End Interest Period                                                                                   March 9, 2004
               No. of Days in Interest Period                                                                                   91
               Start Calculation Period                                                                          November 29, 2003
               End Calculation Period                                                                            February 27, 2004
               No. of Days in Calculation Period                                                                                91
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               SECURITIES ON ISSUE                                                          Amount                          Amount
                                                                                             (US$)                            (A$)

               CLASS A BONDS
               Initial Face Value                                                    1,000,000,000                   1,525,553,013
                 Previous Principal Distribution                                       125,800,000                     191,914,569
                 Principal Distribution for current calculation period                  47,800,000                      72,921,434
               Total Principal Distribution to date                                    173,600,000                     264,836,003


               Beginning Principal Amount                                              874,200,000                   1,333,638,444
     (a)       Ending Principal Amount                                                 826,400,000                   1,260,717,010
               less Unreimbursed Charge-offs                                                     -                              -
               Beginning Stated Amount                                                 874,200,000                  1,333,638,444
     (a)       Ending Stated Amount                                                    826,400,000                  1,260,717,010



               CLASS B BONDS
               Initial Face Value                                                                                       50,500,000
                 Previous Principal Distribution                                                                                 -
                 Principal Distribution for current calculation period                                                           -
               Total Principal Distribution to date                                                                              -

               Beginning Principal Amount                                                                               50,500,000
     (a)       Ending Principal Amount                                                                                  50,500,000
               less Unreimbursed Charge-offs                                                                                     -
               Beginning Stated Amount                                                                                  50,500,000
     (a)       Ending Stated Amount 50,500,000

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               INTEREST RATE FOR ACCRUAL PERIOD                                            Libor /     Interest           Interest
                                                                                    Bank Bill Rate       Margin               Rate

               US$
               Class A Bonds                                                               1.17125      0.23000            1.40125


               A$
               Class A Bonds (payable to Currency Swap Provider)                           5.45670      0.35100            5.80770
               Class B Bonds                                                               5.45670      0.90000            6.35670

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                         (US$)                            (A$)

               Interest Entitlement:
     (b)            Class A Bonds                                                        3,096,500                      19,310,379
     (b)            Class B Bonds                                                                                          800,335
               Principal Repayment:
     (c)            Class A Bonds                                                       47,800,000                      72,921,434
                    Class B Bonds
     (c)       Total:
                    Class A Bonds                                                       50,896,500                      92,231,814
                    Class B Bonds                                                                                          800,335

               Total                                                                    50,896,500                      93,032,149
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Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO MARCH 10, 2004 DISTRIBUTION
Trust Deed
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
               POOL FACTORS                                                                   Last                         Current
                                                                                      Distribution                    Distribution
                                                                                              Date                            Date

     (h)       Class A Bonds                                                                0.8742                          0.8264
               Class B Bonds                                                                1.0000                          1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                                24,149,547

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               AVAILABLE AMORTISATION AMOUNT                                                                                   (A$)

     (i)       Scheduled Principal Collections                                                                           2,419,775
     (i)       Unscheduled Principal Collections                                                                       108,253,633

               Gross Principal Collections                                                                             110,673,408

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                               37,646,703

     (e)       Net Principal Collections                                                                                73,026,705

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                   (105,271)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                         --

     (f)       Available Amortisation Amount                                                                            72,921,434

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                         1,306,729,299
               Total number of Loans                                                                                         5,795
               Average Loan Balance                                                                                     225,492.55
               Weighted Average LVR                                                                                          72.74

               Seasoning                                             No of Loans  % by number             Balance     % by balance
                                    0 to 6 months                              -        0.00%                   -          0.00%
                                    6 to 12 months                         1,188       20.50%         270,117,352         20.67%
                                    12 to 18 months                        3,588       61.92%         822,795,996         62.97%
                                    18 to 24 months                          432        7.45%          99,609,753          7.62%
                                    24 to 36 months                          196        3.38%          46,022,081          3.52%
                                    36 to 48 months                          145        2.50%          27,516,337          2.11%
                                    48 to 60 months                          129        2.23%          24,035,283          1.84%
                                      >60 months                             117        2.02%          16,632,497          1.27%
                                                                           5,795      100.00%       1,306,729,299        100.00%
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     (k)       AGGREGATE LOSS AMOUNT                                                                                        NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                       (A$) Amount                % of
                                                                                    of Loans                Pool

               31 - 60 days                                                       10,845,853                0.83%
               61 - 90 days                                                        3,920,188                0.30%
               90+ days                                                            4,573,553                0.35%

               LOSSES                                                                               AUD

               Mortgage Insurance claims made                                                       Nil

               Mortgage Insurance claims paid                                                       Nil

               Mortgage Insurance claims pending                                                    Nil

               Mortgage Insurance claims denied                                                     Nil

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